UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2013

MAYFLOWER BANCORP, INC.
(Exact name of registrant as specified in its charter)

Massachusetts	000-52477	04-1618600
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 South Main Street, Middleboro, Massachusetts  02346
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (508) 947-4343

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07Submission of Matters to a Vote of Security Holders

The annual meeting of shareholders of Mayflower Bancorp, Inc. (the “Company”) was held on September 20, 2013.  The final results for each of the matters submitted to a vote of shareholders at the annual meeting are as follows:

1.
The proposal to approve the Agreement and Plan of Merger, dated as of May 14, 2013, by and among Independent Bank Corp., Rockland Trust Company, Mayflower Bancorp, Inc. and Mayflower Co-operative Bank was approved by the shareholders by the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,589,656	11,207	18,181	302,850

2.
The non-binding advisory resolution approving compensation payable to the named executive officers of Mayflower Bancorp, Inc. in connection with the transactions contemplated by the Agreement and Plan of Merger was approved by the shareholders by the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,405,807	134,658	78,578	302,851

3.	The following individuals were elected as directors of the Company, to serve for three-year terms or until their successors are elected and qualified, by the following vote:

NAME	FOR	WITHHELD	BROKER NON-VOTES
E. Bradford Buttner	1,472,002	147,035	302,856
Diane A. Maddigan	1,474,458	144,587	302,849
Edward J. Medeiros	1,472,859	146,185	302,849
David R. Smith	1,474,269	144,776	302,849

4.	The appointment of Marcum LLP as the Company’s independent auditors for the fiscal year ending March 31, 2014 was ratified by shareholders by the following vote:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
1,792,060	58,679	71,155	N/A

5.	An advisory vote was taken on the compensation of the Company’s named executive officers as disclosed in the proxy statement/prospectus and the vote was as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
1,411,508	127,219	80,316	302,851

6.	A vote was taken on the frequency of the advisory shareholder vote to approve the compensation of the named executive officers and the vote was as follows:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTES
1,443,361	30,124	17,000	128,559	302,850

In accordance with shareholder voting results, in which every “One Year” received the highest number of votes cast on the frequency proposal, the Company’s Board of Directors has determined that future shareholder votes to approve a non-binding proposal on the compensation of the Company’s named executive officers will occur every year.  Accordingly, the next non-binding shareholder vote on the compensation of the Company’s named executive officers will be held at the Company’s 2014 annual meeting of shareholders.  The next required shareholder vote on a non-binding resolution to approve the frequency interval will be held in six years at the Company’s 2019 annual meeting of shareholders.

Item 8.01	Other Events

On September 20, 2013, the Company issued a press release announcing the receipt of shareholder approval of its pending merger with Independent Bank Corp.  A copy of the press release is furnished as an exhibit hereto and is incorporated herein by reference.  Also on September 20, 2013, the Company announced that its Board of Directors declared a quarterly cash dividend of $0.06 per share to be payable on October 18, 2013 to shareholders of record as of October 4, 2013.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits

Number                                Description

99.1                                     Press Release dated September 20, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAYFLOWER BANCORP, IN.C

Date: September 23, 2013	By:	/s/ Edward M. Pratt
Edward M. Pratt
President and Chief Executive Officer